Exhibit 10.30(b)

AMENDMENT NO. 2

TO

ASSET PURCHASE AGREEMENT

This Amendment No. 2 (the “Amendment”), dated as of February 6, 2009 amends that certain Asset Purchase Agreement dated as of September 15, 2008, as amended by Amendment No. 1 thereto dated as of November 12, 2008 (the “Agreement”) by and among Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Buyer”), Tully’s Coffee Corporation, a Washington corporation (the “Seller Parent”) and Tully’s Bellaccino, LLC, a Washington limited liability company (the “Seller Subsidiary” and together with the Seller Parent, “Seller”). Capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the Agreement.

WHEREAS, the parties to this Amendment desire to amend the Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby as follows:

1. Amendments to Schedule 2.1(c) and 2.2(j) of the Disclosure Schedules to the Agreement. The Disclosure Schedules are hereby amended by deleting the text quoted below in its entirety from Section 2.1(c) of the Disclosure Schedules and adding this deleted text to Section 2.2(j) of the Disclosure Schedules. For the avoidance of doubt, each of the agreements listed below shall be considered an Excluded Asset under the Agreement.

“Supply Agreement dated as of October 15, 2007 by and between Seller Parent and Good Earth Teas, Inc.”

“Truck Lease and Service Agreement dated as of January 13, 1999 by and between International Leasing Co., Inc. and Seller Parent”

2. Amendment to Section 2.4. Section 2.4 of the Agreement shall be amended by adding in a new subsection (c) which shall reads as follows:

(c) Solely for purposes of preparing the Estimated Asset Adjustment Statement, the Preliminary Closing Statement and the Final Closing Statement the GL-14M Corner Seal Machine, serial number 2816 which is the subject of the Equipment Lease Agreement dated November 28, 2002 between Fres-Co System USA, Inc. and Tully’s Coffee Corporation shall not be considered Net Equipment.

3. Amendment to Section 6.1(r). Section 6.1(r) of the Agreement is hereby amended and restated in its entirety as follows:

“(r) Amendment and Termination of Certain Contracts. The Seller will have executed amendments reasonably satisfactory in form and substance to Buyer with the applicable counter party to Seller in each of the (i) Amended and Restated Brokerage Agreement dated as of August 1, 2005 between Impact Sales, Inc., and (ii) Consulting Agreement dated as of June 18, 2008 by and between Tully’s and PinnPointe Consulting Group. The Supply and Distributor Agreement dated as of October 1, 2003 between Food Services of America, Inc. and Seller will have been terminated in writing in a manner reasonably satisfactory to the Buyer.

4. Amendment of Section 8.1(b)(ii). Section 8.1(b)(ii) is hereby amended and restated in its entirety as follows:

“(ii)	if the Closing does not occur on or prior to March 27, 2009 (the “Outside Date”), unless the failure of the Closing to occur by such date is due to the failure of the Party seeking to terminate the Agreement to perform or observe in all material respects the covenants and agreements of such Party set forth herein.”

5. Except as amended hereby, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

6. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same agreement. Facsimile copies of signed signatures will be deemed binding originals.

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as an agreement under seal as of the date first above written.

THE BUYER:	GREEN MOUNTAIN COFFEE ROASTERS, INC.

	By:	/s/ Lawrence J. Blanford
	Name:	Lawrence J. Blanford
	Title:	President and Chief Executive Officer

Signature Page to Amendment No. 2

THE SELLER PARENT:	TULLY’S COFFEE CORPORATION

	By:	/s/ Tom T. O’Keefe
	Name:	Tom T. O’Keefe
	Title:	Chairman of the Board and Director

THE SELLER SUBSIDIARY:	TULLY’S BELLACCINO, LLC

	By:	TULLY’S COFFEE CORPORATION,
Its Sole Member

	By:	/s/ Tom T. O’Keefe
	Name:	Tom T. O’Keefe
	Title:	Chairman of the Board and Director

Signature Page to Amendment No. 2